Exhibit 10.1
Execution Version
AMENDMENT NO. 1 TO SENIOR BRIDGE TERM LOAN CREDIT AGREEMENT
AMENDMENT dated as of April 15, 2011 (this “Amendment”) to the Senior Bridge Term Loan Credit Agreement dated as of March 25, 2011 (the “Credit Agreement”) among PPL CAPITAL FUNDING, INC., a Delaware corporation (the “U.S. Borrower”), PPL WEM HOLDINGS PLC, a limited liability company incorporated in England and Wales with registered number 4066211 (the “UK Borrower” and, together with the U.S. Borrower, the “Borrowers” and each a “Borrower”), PPL CORPORATION, a Pennsylvania corporation (the “Guarantor”), the LENDERS party hereto from time to time and BANK OF AMERICA, N.A., as Administrative Agent.
RECITALS:
WHEREAS the Borrowers and Guarantor have indicated that they wish to make a Specified Equity Issuance (as such term is defined in the Credit Agreement) in an amount that will exceed the amount of the Tranche A Loans (as such term is defined in the Credit Agreement) outstanding;
WHEREAS the parties wish to amend the Credit Agreement to allow the U.S. Borrower or Guarantor to retain any portion of the proceeds of such Specified Equity Issuance not used to repay the Tranche A Loans for a period not exceeding six months following the Designated Equity Issuance (as such term is defined below);
THEREFORE, the parties hereto therefore agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
Section 2. Amendments. Section 2.08(b)(i) is hereby amended to read in its entirety as follows:
(i) Each payment of Loans of any Tranche pursuant to Section 2.08(a) shall be applied ratably to the respective Loans of all Lenders of such Tranche. Each prepayment of Loans pursuant to Section 2.08(a) shall be applied as follows: (A) with respect to any Specified Equity Issuance, first to the Tranche A Loans and second to the Tranche B Loans; provided that with respect to the Specified Equity Issuance occurring on or around April 15, 2011 (the “Designated Equity Issuance”), the prepayment of the Tranche B Loans borrowed in accordance with the foregoing may be deferred until the date that is six (6) months following the Designated Equity Issuance (at which time such amount will be applied to prepay any Tranche B Loans then outstanding); provided further that at all times prior to such date the Guarantor or the U.S. Borrower shall retain as unrestricted cash on hand an amount at least equal to the amount of such deferred prepayment; (B) with respect to any Specified Debt Incurrence, first to the Tranche B Loans and second to the Tranche A Loans and (C) with respect to any other Prepayment Event, pro rata to the Tranche A Loans and the Tranche B Loans.

Section 2.08(b)(iv) is hereby added to read in its entirety as follows:
(iv) Lender Consent. The Lenders party hereto hereby consent to the voluntary prepayment of Tranche B Loans from the proceeds of the Designated Equity Issuance to be applied to the Tranche B Loans allocated to the US Borrower prior to their application to the Tranche B Loans allocated to the UK Borrower.
Section 3. Representations of the Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article IV of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.
Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
Section 5. Full Force and Effect; Ratification. Except as modified herein, all of the terms and conditions of the Credit Agreement are, and shall remain, in full force and effect and, as modified hereby, the Borrowers confirm and ratify all of the terms, covenants and conditions of the Credit Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 7. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received from each of the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof (the “Amendment Effective Date”).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PPL CAPITAL FUNDING INC. (as Borrower)

By:
Name:
Title:

PPL WEM HOLDINGS PLC (as Borrower)

By:
Name:
Title:

PPL CORPORATION (as Guarantor)

By:

Name:
Title:

BANK OF AMERICA, N.A., as
Administrative Agent and Lender

By:
Name:
Title:

CREDIT SUISSE AG,
CAYMAN ISLANDS
BRANCH as Lender

By:
Name:
Title:

, as a Lender
(insert name of Lender)

By:
Name:
Title

Second signature block, if required

, as a Lender
(insert name of Lender)

By:
Name:
Title

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